UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 20, 2011

Yadkin Valley Financial Corporation

(Exact name of registrant as specified in its charter)

North Carolina

(State or other jurisdiction of incorporation)

000-52099	20-4495993
(Commission File Number)	(IRS Employer Identification No.)

209 North Bridge Street, Elkin, North Carolina	28621-3404
(Address of principal executive offices)	(Zip Code)

(336) 526-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.

(b) On July 20, 2011, F. Spencer Cosby, Jr. resigned from his position as Chief Executive Officer of Sidus Financial, LLC (“Sidus”), the wholly-owned subsidiary of Yadkin Valley Bank and Trust (the “Bank”), pursuant to a Retirement and Transition Agreement entered into between Mr. Cosby and Sidus. Mr. Cosby will continue serving Sidus as a senior advisor until Mr. Cosby’s retirement on December 31, 2011.

The Retirement and Transition Agreement is attached as Exhibit 10.1 and incorporated herein by reference to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Retirement and Transition Agreement by and between F. Spencer Cosby, Jr. and Sidus Financial, LLC dated July 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YADKIN VALLEY FINANCIAL CORPORATION

By:	/s/ Jan H. Hollar
Name:	Jan H. Hollar
Title:	Chief Financial Officer

Dated: July 22, 2011

EXHIBIT INDEX

Exhibit Number	Description

10.1	Retirement and Transition Agreement by and between F. Spencer Cosby, Jr. and Sidus Financial, LLC dated July 20, 2011.